Cash dividends	12 Months Ended
Dec. 31, 2013
Disclosure Cash Dividends [Abstract]
Cash dividends
Cash dividends
All dividends of the Company are made on a discretionary basis as determined by the Board of the Company. For the year ended December 31, 2013, the Company declared dividends to shareholders on common shares totaling $68,291 (2012 - $50,196 ) or $0.3325 per common share (2012 - $0.2950 per common share). The Board declared a dividend on the Company’s common shares of $0.0850 per share payable on January 15, 2014 to the shareholders of record on December 31, 2013.
For the year ended December 31, 2013, the Company declared and paid dividends to Preferred Share, Series A holders totaling $5,400 (2012 - $769 ) or $1.125 per Series A Preferred share (2012 - $0.1603 per Series A Preferred share).